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                                                                EXHIBIT 10.1



                             SECOND AMENDMENT TO THE
                          MANAGEMENT SERVICES AGREEMENT

         THIS SECOND AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT dated August 12, 2002 is entered into and effective as of the 1st day of September, 2003 (the "Effective Date") by and between Luminex Corporation, a Delaware corporation (the "Company") and Thomas W. Erickson ("Erickson").

         WHEREAS, the Company and Erickson desire to continue the management services delivered pursuant to the Management Services Agreement dated August 12, 2002 (the "Agreement").

         NOW, THEREFORE, the parties execute this Second Amendment to the
Agreement:

         1. The substantive terms, covenants and agreements shall continue for a Term from the Effective Date through December 31, 2003.

         2. Cash compensation shall continue at the same rate for Erickson's services hereunder.

         3. An additional option grant of 50,000 shares of the Company's common stock shall be granted on the Effective Date pursuant to the terms and conditions of the Option Agreement to be executed simultaneously herewith, in the form attached hereto as Exhibit A (the "Option Agreement"). Notwithstanding the foregoing, the exercise price per share shall be equal to the closing sale price on the date of grant and vesting shall occur in one fourth increments on the last day of each month of September through December, 2003, all as set forth in the Option Agreement.

         All other terms of the Agreement shall continue and all capitalized terms not otherwise defined will have such meaning as set forth in the Agreement.

         IN WITNESS WHEREOF, this Second Amendment is executed by the parties as of the Effective Date set forth above.



                                          LUMINEX CORPORATION


                                          By: /s/ HARRISS T. CURRIE
                                              ----------------------------------
                                          Title: Acting Chief Financial Officer

                                          /s/ THOMAS W. ERICKSON
                                          --------------------------------------
                                          Thomas W. Erickson